SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934




      Date of Report (Date of earliest event reported)     January 7, 2000
                                                           ---------------


                     Core Technologies (Pennsylvania), Inc
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                         000-17577                   22-2527194
---------------              ----------------          ----------------
(State or other           (Commission File Number)        (IRS Employer
jurisdictionof incorporation                        Identification No.)


                       P.O. Box 299, Villanova, PA  19805
                       ----------------------------------
                    (Address of principal executive offices)


    Registrant's telephone number, including area code          610-581-7283
                                                                ------------


                        212 Philips Road, Exton, PA 19341
                        ---------------------------------
          (Former name or former address, if changed since last report)

Items 1 through 3.   Not  applicable.
-----------------

Item  4.             Change  in  Registrant's  Certifying  Accountants
--------

                         On January 7, 2000,  KPMG LLP informed the Company that
                    it had terminated its client-auditor relationship with the Company.

                         KPMG  LLP's  report  on  our   consolidated   financial
                    statements for the year ended December 31, 1997 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. KPMG LLP did not issue a report on our consolidated financial statements for any period subsequent to December 31, 1997.

                         There  were no  disagreements  with KPMG LLP during our
                    two most recent fiscal years or the subsequent interim period through January 7, 2000 or any matter covered by Item 304(a)(iv) of Regulation S-K. There were no events required to be reported by Item 304(a)(v) of Regulation S-K during our last two fiscal years or the subsequent interim period through January 7, 2000.

 Item 5. Other           On January  13,  2000,  the  Company's  lender,  Finova
 -------------      Capital Corporation,  declared a default and accelerated the
 Events             Company's  indebtedness.  Finova has a security  interest in
 ------             substantially  all  of the  Company's  assets.  The  Company understands that Finova taken steps to execute on its security interests.

                         On   January   28,   2000   the   Company    terminated
                    substantially all of its employees. The Company subsequently ceased operations and is in the process of winding down its business.

 Item 6.            Not applicable.
 ------
 Item  7.           Financial  Statements,  Pro  Forma Financial Information and
 -------            Exhibits.



               Exhibit  16.  Letter  from  KPMG  LLP.


 Items  8  and  9.  Not  Applicable
 ----------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CORE  TECHNOLOGIES,  INC.




                            By:---------------------------------------------
Date:  March  17,  2000            George  E.  Mitchell
                                   President  and  Chief  Executive  Officer

                                   EXHIBIT 16
                                   ----------




March    ,  2000
      --


Securities  and  Exchange  Commission
Washington,  D.C.  20549

Ladies  and  Gentlemen:

We were previously principal accountants for Core Technologies, Inc. and, under the date of March 6, 1998, except as to note 2 which is as of June 8, 1998, and the second paragraph of note 7 which is as of July 20, 1998, we reported on the consolidated financial statements of Core Technologies, Inc. and subsidiaries as of and for the years ended December 31, 1997 and 1996. On January 7, 2000, we resigned. We have read Core Technologies, Inc.'s statements included under Item 4 of its Form 8-K dated January 7, 2000, and we agree with such statements.

Very  truly  yours,



KPMG,  LLP